FIRST EAGLE FUNDS

First Eagle Fund of America

1345 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10105
(800) 334-2143

SUPPLEMENT DATED JUNE 11, 2020
TO PROSPECTUS DATED MARCH 1, 2020

This Supplement is intended to highlight certain changes to the Prospectus of Fund of America (the “Fund”), dated March 1, 2020, as may be amended or supplemented. Please review these matters carefully.

The Fees and Expenses table and related expense Example in the Prospectus are revised and restated as follows:

Fees and Expenses of the Fund of America

The following information describes the fees and expenses you may pay if you buy and hold shares of Fund of America. You may qualify for sales charge discounts if you, together with certain related accounts, invest, or agree to invest in the future, at least $25,000 in Fund of America. Information about these and other discounts is available from your financial professional and in the How to Purchase Shares and Public Offering Price of Class A Shares sections of the Fund’s Prospectus on pages 82 and 89, respectively, and in the appendix to the Fund’s Prospectus titled Intermediary-Specific Front-End Sales Load and Waiver Terms.

	Class A	Class C	Class Y†	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	5.00	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	1.00*	1.00	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees**	0.90	0.90	0.90	0.90

Distribution and Service (12b-1) Fees	0.25	1.00	0.25	None

Other Expenses***	0.23	0.22	0.20	0.15

Acquired Fund Fees and Expenses****	0.01	0.01	0.01	0.01
Total Annual Operating Expenses (%)	1.39	2.13	1.36	1.06
Fee Waiver**	-0.05	-0.05	-0.05	-0.05
Total Annual Operating Expenses After Fee Waiver (%)	1.34	2.08	1.31	1.01

	Class R3	Class R4	Class R5	Class R6
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) on Purchases (as a percentage of public offering price)	None	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of your purchase or redemption price)	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees**	0.90	0.90	0.90	0.90

Distribution and Service (12b-1) Fees	0.35	0.10	None	None

Other Expenses***	0.19	0.66	0.65	0.10

Acquired Fund Fees and Expenses****	0.01	0.01	0.01	0.01
Total Annual Operating Expenses (%)	1.45	1.67	1.56	1.01
Fee Waiver**	-0.05	-0.05	-0.05	-0.05
Total Annual Operating Expenses After Fee Waiver (%)	1.40	1.62	1.51	0.96

†	Closed to new investors.

*	A contingent deferred sales charge of 1.00% may apply on certain redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

**

0.90% (waived to 0.85%) of the first $2.25 billion of the Fund’s average daily net assets, 0.85% of the next $2.75 billion of average daily net assets, and 0.80% of average daily net assets in excess of $5 billion. The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the first $2.25 billion of the Fund’s average daily net assets for the period through February 28, 2021. This agreement may not be terminated during its term without the consent of the Board of Trustees. The waiver has the effect of reducing the management fee shown in the table for the term of the waiver from 0.90% to 0.85%. The other breakpoints in excess of $2.25 billion remain unchanged.

***	“Other Expenses” shown generally reflect actual expenses for the Fund for the fiscal year ended October 31, 2019.

****

Acquired Fund Fees and Expenses (“AFFE”) are fees and expenses incurred by the Fund in connection with its investments in other investment companies. Total Annual Operating Expenses shown will not correlate to the Fund’s ratio of expenses to average net assets appearing in the Financial Highlights table, which does not include AFFE.

Example

The following example is intended to help you compare the cost of investing in Fund of America with the cost of investing in other mutual funds. This hypothetical example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem all shares at the end of those periods. The example also assumes the average annual return is 5% and operating expenses remain the same (except that the management fee waiver is taken into account only for the one-year expense example). Please keep in mind your actual costs may be higher or lower.

Share Status	1 Year	3 Years	5 Years	10 Years
Class A
Sold or Held	$630	$913	$1,218	$2,081
Class C (shares have a one year contingent deferred sales charge)
Sold	$311	$662	$1,140	$2,458

Held	$211	$662	$1,140	$2,458
Class Y
Sold or Held	$133	$426	$740	$1,631
Class I
Sold or Held	$103	$332	$580	$1,290
Class R3
Sold or Held	$143	$454	$787	$1,731
Class R4
Sold or Held	$165	$522	$903	$1,972
Class R5
Sold or Held	$154	$488	$845	$1,852
Class R6
Sold or Held	$98	$317	$553	$1,232

* * * * *

Important changes to the Fund are anticipated to become effective on or about August 10, 2020. A separate supplement to the Prospectus describes these changes. Please read that supplement, which is dated June 9, 2020, carefully.

The information in this Supplement modifies (and if inconsistent, replaces) information contained in the Fund’s Prospectus, dated March 1, 2020, as may be amended or supplemented.